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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 1997




                              CHEMTRAK INCORPORATED
             (Exact name of registrant as specified in its charter)



      Delaware                      0-19749                     77-0295388
(State of jurisdiction)      (Commission File No.)            (IRS Employer
                                                           Identification No.)



                              929 E. Arques Avenue
                            Sunnyvale, CA 94086-4520
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 773-8156


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Item 5. Other Events


        ChemTrak Incorporated announced today that it plans to sell up to $7.0 million in a private placement. The press release is filed as Exhibit 99.1 hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits



(c)     Exhibits.

Exhibit
Number                Description
---------             --------------

99.1                  Press release announcing proposed financing


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ChemTrak Incorporated



Dated:  June 16, 1997                By:/s/ Edward F. Covell
                                        --------------------
                                            Edward F. Covell
                                            President and Chief Executive
                                            Officer


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                                  EXHIBIT INDEX


Exhibit
Number                Description
---------             --------------

99.1                  Press release announcing proposed financing